UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2006

                                BURKE MILLS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)

0-5680                                                        56-0506342
---------------------                                      ----------------
(Commission File No.)                                      (I.R.S. Employer
                                                           Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02 - Results of Operations and Financial Condition.

The Company issued a press release on May 17, 2006 reporting its operating results for the first quarter ended April 1, 2006. The text of the press release is included in this report as an exhibit.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

     (d) Exhibits. See Exhibit No. 99.1, Press Release issued May 17, 2006 attached hereto.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 17, 2006                           BURKE MILLS, INC.


                                              By:  /s/Thomas I. Nail
                                              --------------------------
                                              Thomas I. Nail
                                              President and COO

EXHIBIT INDEX


Exhibit No.                         Description of Exhibit

99.1                                Press Release issued May 17, 2006

EXHIBIT 99.1


                   BURKE MILLS ANNOUNCES FIRST QUARTER RESULTS


Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks ended April 1, 2006.

Net sales for the thirteen weeks ended April 1, 2006 decreased by 10.8% to $6,369,000 compared to $7,138,000 in 2005. The Company recorded a net loss of ($475,000) for the thirteen week period compared to a net loss of ($307,000) for the same period in 2005. This resulted in net loss per share of ($.17) compared to a net loss of ($.11) in 2005.

            CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                  (Unaudited)

                                                  Thirteen Weeks Ended
                                                -------------------------
                                                 April 1         April 2
                                                  2006            2005
                                               -----------    -----------
Net sales                                      $6,368,746     $7,138,046
----------
Costs of sales                                  6,320,538      6,887,413
                                               -----------    -----------
  Gross profit                                     48,208        250,633
  Selling, general and
    administrative expenses                       518,183        618,761
  Loss/(gain) on disposal of property
     assets                                         5,868       (100,625)
                                               -----------    -----------
Operating loss                                   (475,843)      (267,503)
                                               -----------    -----------
Other Income
   Interest income                                  1,592          2,411
   Other, net                                         545            177
                                               -----------    -----------
   Total other income                               2,137          2,588
                                               -----------    -----------
Other Expenses
   Interest expense                                 1,142            244
                                               -----------    -----------
   Total other expenses                             1,142            244
                                               -----------    -----------

Loss before equity in net loss
    of affiliate                                 (474,848)      (265,159)
Equity in net loss of affiliate                       -0-        (41,500)

                                               -----------    -----------
Net loss                                         (474,848)      (306,659)

Retained earnings at beginning of period        2,953,495      4,875,696
                                               -----------    -----------
Retained earnings at end of period             $2,478,647     $4,569,037
                                               ===========    ===========
Basic net loss per share                       $    (0.17)    $    (0.11)
                                               ===========    ===========
Dividends per share of common stock               None           None
                                               ===========    ===========
Weighted average common shares outstanding      2,741,168      2,741,168
                                               ===========    ===========

                            CONDENSED BALANCE SHEETS

                                                 April 1
                                                  2006         December 31
                                               (Unaudited)        2005
                                               -----------     -----------
             ASSETS
Current Assets
  Cash and cash equivalents                   $   455,924     $   425,812
  Accounts receivable                           3,192,523       2,568,838
  Inventories                                   1,867,083       1,684,132
  Prepaid expenses and other current assets       108,883          49,413
                                              ------------    ------------
Total Current Assets                            5,624,413       4,728,195
                                              ------------    ------------

Property, plant & equipment - at cost          28,084,322      28,085,778
  Less: accumulated depreciation               23,727,483      23,326,789
                                              ------------    ------------
       Property, plant and equipment- net       4,356,839       4,758,989
                                              ------------    ------------
Other Assets                                       16,575          16,575
                                              ------------    ------------
Total Assets                                  $ 9,997,827     $ 9,503,759
                                              ============    ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable                            $ 2,283,088     $ 1,434,169
  Accrued salaries and wages                      126,141          69,272
  Other liabilities and accrued expenses          189,431         126,303
                                              ------------    ------------
Total Liabilities                             $ 2,598,660     $ 1,629,744
                                              ------------    ------------
Commitments and contingencies

Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding -
         2,741,168 shares                       1,809,171       1,809,171
  Paid-in capital                               3,111,349       3,111,349
  Retained earnings                             2,478,647       2,953,495
                                              ------------    ------------
         Total Shareholders' Equity             7,399,167       7,874,015
                                              ------------    ------------
                                              $ 9,997,827     $ 9,503,759
                                              ============    ============

The Company's major market is supplying packaged dyed yarn to knitters and weavers for apparel, home furnishings, home upholstery, automotive upholstery, contract upholstery and some specialty products.